UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    October 14, 2009 (October 8, 2009)

AmTrust Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 6th Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                                                                                                           (212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 8.01     OTHER EVENTS.

On October 8, 2009, AmTrust Financial Services, Inc. (AmTrust) and Maiden Holdings, Ltd. (Maiden) announced that, by mutual agreement, neither AmTrust nor Maiden had elected to send notice to the other by September 30, 2009 of its intent to terminate the existing 40% quota share reinsurance agreement effective as of July 1, 2007 between AmTrust International Insurance, Ltd. and Maiden Insurance Company, Ltd.  As a result, the agreement will remain in effect through June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTRUST FINANCIAL SERVICES, INC.
(Registrant)

Date October 14, 2009	By:	/s/ Stephen B. Ungar
Stephen B. Ungar Secretary